Exhibit 99.2

FRE 408 PROTECTED – SUBJECT TO NDA Pacific Drilling Management Presentation July 2020

FRE 408 PROTECTED – SUBJECT TO NDA 2 Disclaimer THIS PRESENTATION IS NOT AN OFFER OR INVITATION TO BUY OR SELL SECURITIES IN ANY JURISDICTION. Forward-Looking Statements Certain statements and information contained in this presentation constitute “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, and are generally identifiable by their use of words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “intend,” “our ability to,” “may,” “plan,” “potential,” “predict,” “project,” “projected,” “should,” “will,” “would”, or other similar words which are not generally historical in nature. The forward-looking statements speak only as of the date hereof, and we undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise. Our forward-looking statements express our current expectations or forecasts of possible future results or events, including the future impact of the COVID-19 pandemic on our business, future financial and operational performance and cash balances; our future liquidity position and future efforts to improve our liquidity position; revenue efficiency levels; market outlook; forecasts of trends; future client contract opportunities; future contract dayrates; our business strategies and plans or objectives of management; estimated duration of client contracts; backlog; expected capital expenditures; projected costs and savings; expectations regarding our two subsidiaries’ application to appeal the arbitration award against them related to the drillship known as the Pacific Zonda in favor of Samsung Heavy Industries Co. Ltd. (“SHI”), the outcome of such subsidiaries’ ongoing bankruptcy proceedings and the potential impact of the appeal tribunal’s decision on our future operations, financial position, result of operations and liquidity. Although we believe that the assumptions and expectations reflected in our forward-looking statements are reasonable and made in good faith, these statements are not guarantees, and actual future results may differ materially due to a variety of factors. These statements are subject to a number of risks and uncertainties and are based on a number of judgments and assumptions as of the date such statements are made about future events, many of which are beyond our control. Actual events and results may differ materially from those anticipated, estimated, projected or implied by us in such statements due to a variety of factors, including if one or more of these risks or uncertainties materialize, or if our underlying assumptions prove incorrect. Important factors that could cause actual results to differ materially from our expectations include: evolving risks from the COVID-19 pandemic and resulting significant disruption in international economies, and international financial and oil markets, including a substantial decline in the price of oil; the global oil and gas market and its impact on demand for our services; the offshore drilling market, including changes in capital expenditures by our clients; changes in worldwide oil and gas supply and demand; rig availability and supply and demand for high-specification drillships and other drilling rigs competing with our fleet; our ability to enter into and negotiate favorable terms for new drilling contracts or extensions; our ability to successfully negotiate and consummate definitive contracts and satisfy other customary conditions with respect to letters of intent and letters of award that we receive for our drillships; actual contract commencement dates; possible cancellation, renegotiation, termination or suspension of drilling contracts as a result of force majeure, mechanical difficulties, performance, market changes or other reasons; costs related to stacking of rigs and costs to reactivate a stacked rig; downtime and other risks associated with offshore rig operations, including unscheduled repairs or maintenance, relocations, severe weather or hurricanes or accidents; our small fleet and reliance on a limited number of clients; the willingness and ability of existing lenders and holders of our notes to agree to any modifications to the terms of our long-term debt that we may request; whether additional capital at a reasonable cost becomes available to us; the risks of litigation in foreign jurisdictions and delays caused by third parties in connection with such litigation; the outcome of our two subsidiaries’ bankruptcy proceedings and any actions that SHI or others may take in the bankruptcy or other proceedings against Pacific Drilling S.A. and its subsidiaries (the “Company”); the risk that our common shares could be delisted from trading on the New York Stock Exchange should we fail to regain compliance with the minimum share price continued listing standard during the cure period, or fail to meet other continued listing criteria; and the other risk factors described in our 2019 Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on March 12, 2020 and our subsequent filings with the SEC. These documents are available through our website at www.pacificdrilling.com or through the SEC’s website at www.sec.gov

FRE 408 PROTECTED – SUBJECT TO NDA 3 Disclaimer THIS PRESENTATION IS NOT AN OFFER OR INVITATION TO BUY OR SELL SECURITIES IN ANY JURISDICTION. Industry and Market Data This presentation has been prepared by the Company and includes market data and other statistical information from third-party sources, including independent industry publications, government publications or other published independent sources, information obtained from customers, distributors,suppliers, trade and business organizations and publicly available information. Although the Company believes these third-party sources are reliable as of their respective dates, the Company has not independently verified the accuracy or completeness of this information. Some data is also based on the Company’s good faith estimates, which are derived from the management’s knowledge and experience in the industry and the Company’s review of internal sources and the third-party sources described above. Disclaimer No persons have been authorized to make any representations regarding the information contained in this presentation, and if given or made, such representations should not be considered as authorized. No representation, warranty or undertaking, express or implied, is made as to, and no reliance should be placed on, the fairness, accuracy, completeness or correctness of the information or the opinions contained herein. The information herein, including the forward looking statements described above, has been prepared by the Company solely for use in this presentation, has not been independently verified and should be considered in the context of the circumstances prevailing at the time of its preparation. This presentation (“Presentation”) is being provided to a limited number of parties that have entered into a Confidentiality Agreement (“CA”) with the Company. This Presentation and the distribution and use by each recipient of the information contained herein is governed by and subject to the CA and constitutes “Confidential Information” thereunder. Without limiting any other part of this notice, the paragraphs in the CA titled “Acknowledgements” and “No Implied Agreement” are incorporated by reference, mutatis mutandis, into this Presentation. Without limiting the foregoing, no securities commission or regulatory authority in the United States or any other country has in any way assessed the merits of any possible transaction or the accuracy or adequacy of the information provided in this Presentation. Nothing herein shall be construed as giving legal, financial, tax, regulatory, accounting, investment, or other advice of any kind, or providing a recommendation of any kind. Your receipt and participation in this Presentation shall serve as an acknowledgement of and agreement to the foregoing.

4 FRE 408 PROTECTED – SUBJECT TO NDA Agenda Executive Summary & Introduction to Management Team 1 2 3 Company Overview Industry Outlook 4 Business Projections 5 Consolidation Imperative

FRE 408 PROTECTED – SUBJECT TO NDA 5 Executive Summary .. Pacific Drilling is a high quality driller with an attractive fleet of premium hi-spec 7th and 6th gen drillships, a reputation for operational excellence and strong customer relationships .. Since emerging from chapter 11 in late 2018, management increased fleet utilization and operating efficiencies such that by early 2020, the Company forecast achieving positive levered free cash flow by 2Q 2021 ▬ Four rigs working as of March 2020, and expected a fifth rig contract to commence in 4Q 2020 .. In March 2020, the collapse in oil prices and steep offshore capex reductions by E&P operators drove a number of contract cancellations, tender cancellations and FID delays ▬ New drilling contract opportunities are expected to be curtailed for the next 18 to 24 months, likely extending PACD’s path to levered positive cash flow beyond the reach of its current liquidity .. PACD reacted quickly to the macro-environment changes, immediately implementing additional cost reductions ▬ Staffing and compensation ▬ CAPEX and major maintenance work ▬ On-going stacking costs for idle vessels .. These efforts have extended PACD’s liquidity runway into 4Q 2021 and yielded: ▬ 35% or over a $22 million decrease in overhead costs1 on an annualized run-rate basis ▬ Over $29 million deferred or eliminated rig projects .. The offshore drilling sector remains over-supplied, over-levered and highly fragmented – consolidation is necessary to improve market dynamics and performance across the sector .. With an unlevered balance sheet, sufficient liquidity and a young, well maintained and technologically superior fleet of ultra-deep water drillships, PACD will be ideally positioned to be an early participant in industry consolidation 1. G&A and overhead costs included in this presentation exclude advisory fees and other restructuring related costs

FRE 408 PROTECTED – SUBJECT TO NDA Highly Experienced Management Team 6 Bernie Wolford Chief Executive Officer James Harris Chief Financial Officer Michael Acuff S.V.P. Commercial Lisa Buchanan S.V.P. & General Counsel Experience >30 years with Pacific Drilling & Noble Corp B.S. in Mechanical Engineering from Texas Tech Education >35 years with Pacific Drilling, Forum Energy, Baker Hughes, PriceWaterhouseCoopers B.S. and Masters in Accounting from Brigham Young University, M.B.A. from Rice >20 years with Pacific Drilling, Diamond Offshore & Transocean B.S. in Civil Engineering from The University of Tennessee, M.B.A. from Rice >35 years with Pacific Drilling, Cal Dive & Jones Walker B.S. in Commerce from University of Virginia, J.D. from Louisiana State University

FRE 408 PROTECTED – SUBJECT TO NDA 7 7 Experience Amy Roddy S.V.P. Corporate Services >15 years with Pacific Drilling, Transocean & Fluor Corp. B.S. in Chemical Engineering from Texas A&M, Masters of Engineering Management and M.B.A. from Northwestern Education Tony Seeliger S.V.P. Operations >25 years with Pacific Drilling, Ensco/Pride, IBM, Hess, and Santa Fe International B.S. in Business Administration from University of Southern California, M.B.A. from Southern Methodist University Richard Tatum S.V.P. & Chief Accounting Officer >15 years with Pacific Drilling, Frontier Drilling & Grant Thornton LLP B.B.A. & M.P.A. from University of Texas at Austin; holds a CPA license Highly Experienced Management Team

FRE 408 PROTECTED – SUBJECT TO NDA Company Overview

FRE 408 PROTECTED – SUBJECT TO NDA 9 Pacific Drilling at a glance Top Tier Clients “To exceed customer expectations by delivering the safest, most efficient and reliable deepwater drilling services in the industry.” 5.0 years Avg LTI-free duration per rig 7 High-Specification Drillships ~$256mm1 Cash Balance ~$127mm2 Industry-leading Net Debt/Rig 97% Revenue Efficiency 5-year Average ~ 10 years Industry-leading Operational Experience $0 Debt Maturities Until 2023 2019 2020 2021 2022 2023 2024 $800mm4 $342mm3 Industry’s Youngest Rig Fleet 1. Cash balance includes restricted cash & cash equivalents as of 6/30/2020 2. Net Debt = Debt – Cash & cash equivalents as of 6/30/2020. 3. 2L Notes principal value includes PIK interest accrued as of 6/30/2020 4. Represents 1L Notes principal and RCF drawn as of 6/30/2020 Source: Company analysis, RigLogix as of June 23, 2020

FRE 408 PROTECTED – SUBJECT TO NDA

Industry's youngest premium fleet of high-specification drillships

7th Generation Drillships



Pacific Khamsin - 2013
Working for Total – US Gulf of Mexico
2 BOPs, MPD equipped, Next SPS – 3Q23



Pacific Sharav - 2014
Smart Stacked – US Gulf of Mexico
2 BOPs, Next SPS – 2Q24



Pacific Meltem - 2014
Mobilizing to Las Palmas
2 BOPs, Next SPS – 4Q20

Standardized rig fleet with common equipment packages
Built at Samsung Heavy Industries between 2010 –2014
10,000 –12,000 ft water depth capability

6th Generation Drillships



Pacific Santa Ana - 2011
Smart Stacked - Las Palmas
On Standby rate with Petronas
Riser Gas Handling equipped
Next SPS – 4Q21



Pacific Scirocco - 2011
Smart Stacked - Las Palmas
Next SPS – 2Q21



Pacific Bora - 2010
Smart Stacked – Oman
2 BOPs, Next SPS – 4Q20



Pacific Mistral - 2011
Smart Stacked - Las Palmas
Next SPS – 2Q22

Pacific Drilling

10

Source: Company analysis

FRE 408 PROTECTED – SUBJECT TO NDA Industry-leading technical specifications 11 Share of floater fleet1 with key features Water depth rating 10,000ft or more Dual activity Dual BOP Main max hook load 2.5m lbs or more 30% 42% 43% Total Floaters 6/7th Gen Floaters 21% 29% 57% Total Floaters 6/7th Gen Floaters 42% 58% 71% Total Floaters 6/7th Gen Floaters 52% 72% 100% Total Floaters 6/7th Gen Floaters Sharav  Meltem  Khamsin  Bora  Scirocco  Mistral  Santa Ana  Sharav  Meltem  Khamsin  Bora 2 - Scirocco  Mistral 2 - Santa Ana  Sharav  Meltem  Khamsin 3  Bora  Scirocco - Mistral - Santa Ana - Sharav  Meltem  Khamsin  Bora - Scirocco - Mistral - Santa Ana - 1. Floater market includes competitive and marketed semi-submersible rigs and drillships. 2. Dual derrick with offline stand-building capability 3. MPD equipped Source: Spinergie as of June 20th 2020

FRE 408 PROTECTED – SUBJECT TO NDA PACD’s drillship fleet has top-tier capabilities Drillship fleet1 by rig score and owner Max rig score = 112 1. Includes all ultra-deepwater drillships which are operating, stacked, and idle. Excludes semi-submersibles and all announced retirements and newbuilds 2. Includes rigs from both Seadrill Ltd. and Seadrill Partners Source: Rystad Energy, RigCube 12 Average Rig Score for all UDW Drillships Drillship Fleet Size1 4 4 11 7 23 10 8 3 2

FRE 408 PROTECTED – SUBJECT TO NDA PACD’s Pre-COVID G&A costs were well-balanced for its fleet size 13 1. Pacific Drilling excludes advisory fees and other restructuring related costs 2. Rystad considers PACD’s existing fleet to be equivalent to 8.24 6th Generation rigs 3. Source: Rystad Energy, RigCube $ in millions per year G&A costs, TTM 1Q201 2 Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6

FRE 408 PROTECTED – SUBJECT TO NDA

PACD swiftly responded to a dramatically changed market

Market Snapshot as of January 1, 2020	Market Snapshot as of June 1, 2020



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Floater Supply [RHS]
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	January 1, 2020	June 1, 2020
Contracted Rigs	▪ Bora, Khamsin, Santa Ana and Sharav	▪ Khamsin and Santa Ana (on paid standby)
Customer Conversations	▪ Meltem mobilizing for 450 day contract with a new customer in the GoM ▪ Bora shortlisted for 200+ day drilling program in Southeast Asia starting in 2H2020 ▪ Bora shortlisted for several programs offshore Ghana starting 2H 2020 ▪ Khamsin in final two candidates for four-year drilling program in Brazil	▪ Expecting 450 day contract award for Sharav starting 2Q21 ▪ In discussions for 150 day contract for Khamsin in Mexico starting 2Q21 ▪ Santa Ana is shortlisted for 90 day firm + 200 day option contract in the Med starting in 4Q21
# of Open Opportunities	▪ 19	▪ 18 (10 of which have delayed start date)
Backlog	▪ $229.5 million	▪ $152.1 million
Operations	▪ Meltem mobilizing to GoM ▪ Budget 2020 Capex of $31.4 million ▪ Budget 2020 Cash Overhead[1] of $63.6 million	▪ Enhanced Smart-Stacking Initiatives ▪ Revised budget 2020 Capex of $14.0 million ▪ Annual Cash Overhead[1] Run Rate of $41.3 million
Dayrate Projections	▪ **2021E** – $256k/d ▪ **2022E** – $327k/d ▪ **2023E** – $383k/d	▪ **2021E** – $170k/d ▪ **2022E** – $217k/d ▪ **2023E** – $280k/d
Market Data	▪ Share Price: $4.08 ▪ Equity Market Cap: $306mm ▪ 1L Price: 91.25 ▪ 2L Price: 60.00	▪ Share Price: $0.42 ▪ Equity Market Cap: $31mm ▪ 1L Price: 20.00 ▪ 2L Price: 1.00

1. Total overhead includes shorebased, ops support and G&A expenses; excludes advisory fees and other restructuring related costs
Source: Rystad, Factset, Company analysis

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Pacific Drilling

FRE 408 PROTECTED – SUBJECT TO NDA

Cash discipline has been taken to a new level in Q2 2020

35% reduction in overhead costs initiated in April 2020 - *$22.3mm savings on annualized run-rate basis*[1]

Annualized Overhead Cost Savings

General & Administrative *$7.1mm*	Operations Support *$9.3mm*	Shorebased Offices *$5.9mm*
Personnel Costs	Personnel Costs	Personnel Costs
Director Fees	Travel & Expenses	Geographic Footprint
Subscriptions	Professional Fees	Facilities
Professional Fees	Supplier Agreements	
Term Deposits	Payment Terms	
Travel & Expenses		

2020 Rig Level Savings *$68mm*[2]
Idle Rig Strategy
Personnel Costs
Insurance
Integrated Services
Rig Maintenance
Inventory Levels
Capex - $17M savings
SPS - $12M savings

1. Excludes advisory fees and other restructuring related costs
2. Rig level cost savings represent 2020 Q2 Forecast costs as compared to 2020 Budget, but does not represent annualized savings on a go-forward basis as the nature of rig opex fluctuates with rig activity and we anticipate rig activity to be significantly different in the coming years. Cost savings represented here are incremental to reductions achieved in 2019

Source: Company analysis

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Pacific Drilling

FRE 408 PROTECTED – SUBJECT TO NDA

PACD balances asset preservation, idle rig costs, & market optionality


Hot
Pay Now
Warm
ESS
Pay Later
Cold

Hot Stacking

- Full crew compliment remains onboard in an operational standby mode
- Rigs can remain in full or partial DP mode
- Class is maintained
- Drilling, subsea and hull & machinery equipment maintenance continues at a reduced frequency
- Rig & crew immediately available to address contract-required modifications and acceptance testing
- Minimal time and costs required to re-activate

Enhanced Smart-Stacking (ESS)

- Reduced headcount to Minimum Safe Manning per flag state requirements
- Rigs can remain quayside or on partial DP mode with anchor ran
- Class is maintained
- Drilling and subsea equipment is preserved
- Hull & machinery equipment maintenance continues to take place at a reduced frequency
- Time and costs required to re-activate are dependent on stacked duration

Cold Stacking

- Headcount minimized to security personnel only
- Rig moored quayside or anchored in sheltered water
- Class status reduced to 'Lay Up' mode
- Preservation levels of equipment and living quarters vary between owners
- Significant time and costs required to reactivate

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FRE 408 PROTECTED – SUBJECT TO NDA

Enhanced Smart-Stacking is proven to optimize costs & preserve assets


Las Palmas de
Gran Canaria

Centrally Located

- Mistral, Scirocco, & Meltem will be nested together alongside a quay in Las Palmas
- Mistral will serve as a 'mothership' to house Minimum Safe Manning Crew and supply power to sister ships
- Space secured for one additional ship, if required

Optimized Maintenance & Costs

- Active status maintained with Classification Society & regulatory agencies
- Deep-cleaning and preservation of drilling & well control equipment
- Optimized planned maintenance for Machinery and Hull equipment and systems
- Future Special Periodic Survey[1] costs <$600k/rig
- **Average idle rig opex <$25k/d**

Efficient Start Ups

- Proven lowest cost among peers to ramp-up rigs
- Quick return to work for clients internationally

1. *Reflective of costs to complete 5-yearly ABS Hull & Machinery survey; excludes costs for maintenance of thrusters and drilling & well control equipment*

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Pacific Drilling

FRE 408 PROTECTED – SUBJECT TO NDA Industry Outlook

FRE 408 PROTECTED – SUBJECT TO NDA Pacific is well positioned with leading customers 19 Working Relationship Uncontracted Floater Demand1 Customer 1. Floater demand forecast through 2025 in rig years Source: Rystad Energy. Total Floater Demand1

FRE 408 PROTECTED – SUBJECT TO NDA $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 $110 $120 2018 2019 2020 2021 2022 2023 2024 2025 Brent front month (historical) Brent futures curve Brent base case (Rystad Energy) Iran sanctions announced OPEC+ increases US surge Iran waivers OPEC+ cut Iran tensions Venezuela crisis OPEC+ new cut Abqaiq Covid-19 Recovery 2021 Global recession Recovery 2022 Research expects oil prices to slowly return to previous range $55-$70/bbl 20 Source: Rystad Energy, Bloomberg 20 WTI sell-off Upside potential to estimates near term $/bbl Brent Oil Prices

FRE 408 PROTECTED – SUBJECT TO NDA Oil supply & demand is rebalancing 21 Source: Rystad Energy, OilMarketCube Crude oil balances Million Barrels per day Crude oil consumption Million Barrels per day 62 67 72 77 82 87 Jan 19 Apr 19 Jul 19 Oct 19 Jan 20 Apr 20 Jul 20 Oct 20 Jan 21 Apr 21 (6) (4) (2) 0 2 4 6 8 10 12 14 16 18 Forecast History Imbalance Balances returned to a deficit in June Oil demand Oil supply

FRE 408 PROTECTED – SUBJECT TO NDA 41 36 11 53 44 53 9 29 65 74 29 24 12 11 21 43 4 31 53 46 85 61 29 4 $70 $60 $23 $64 $64 $95 $98 $121 $147 $124 $0 $20 $40 $60 $80 $100 $120 $140 $160 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Pre-COVID Offshore shelf Offshore deepwater Near-term investments in offshore have been delayed or cancelled 22 Source: Rystad Energy UCube $ in Billions Sanctioning of greenfield investments (capex committed each year)

FRE 408 PROTECTED – SUBJECT TO NDA 21 39 61 77 91 100 79 62 61 68 59 37 16 13 9 9 1 23 52 66 76 88 0 20 40 60 80 100 120 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Uncontracted Contracted Pacific will be well positioned to compete for UDW contracts in recovery 23 Rig Years Source: Rystad Energy, RigCube UDW floater demand Forecast CAGR ’14-’17: -12% CAGR ’18-’19: +12% CAGR ’19-’21: -6% CAGR ’21-’25: +13%

FRE 408 PROTECTED – SUBJECT TO NDA 24 Source: Rystad Energy, RigCube Rig supply expected to reduce as scrapping & newbuild delays continue Number of rigs delivered, scrapped, stacked or reactivated during the year UDW floater attrition, reactivations, & newbuild delivery between 2015 and 2025E Forecast Based on current announced retirements, the UDW supply is expected to decline for the first time ever in 2020

FRE 408 PROTECTED – SUBJECT TO NDA Rising UDW1 floater demand & reduced rig supply will slowly lift global utilization 25 Note: Total utilization excludes announced retirements; marketed utilization excludes cold stacked rigs 1. Ultradeepwater (“UDW”) class consists of benign 6th/7th generation (typically delivered 2010 or later) floaters with either DP or DP/moored (hybrid) stationkeeping capability Source: Rystad Energy 69% 80% 85% 94% 90% 87% 73% 61% 59% 65% 60% 67% 78% 88% 89% 94% 69% 80% 85% 94% 90% 85% 65% 49% 48% 53% 51% 55% 62% 70% 73% 80% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Marketed utilization Total utilization Forecast

FRE 408 PROTECTED – SUBJECT TO NDA 160 240 290 295 350 $0 $100 $200 $300 $400 $500 $600 $700 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Forecast UDW dayrates expected to increase as marketed utilization reaches 85% 26 Source: Rystad Energy, RigCube $k/d Equilibrium Setback Recovery Dayrate projections in the outer years assume significant retirements, reduced debt levels and consolidation Dayrate for UDW fixtures

FRE 408 PROTECTED – SUBJECT TO NDA Business Projections

FRE 408 PROTECTED – SUBJECT TO NDA After 2021, 4 Rigs contracted w/ rig-specific utilization ranging from 65% to 95% Summary of key assumptions 28 Jan-20 Feb-20 Mar-20 Apr-20 May-20 Jun-20 Jul-20 Aug-20 Sep-20 Oct-20 Nov-20 Dec-20 Jan-21 Feb-21 Mar-21 Apr-21 May-21 Jun-21 Jul-21 Aug-21 Sep-21 Oct-21 Nov-21 Dec-21 Mob Drilling Drilling Standby Standby Idle Idle Idle Idle Idle Idle Idle Idle Idle Idle Idle Idle Idle Ramp Up Ramp Up Ramp Up Drilling Drilling Drilling Transit Transit Oman Oman Oman Nigeria Nigeria Nigeria Firm Firm Firm Firm Firm Firm Firm Firm Firm Spec Spec Spec Spec Spec Spec Spec Spec Spec Spec Spec Spec Drilling Drilling Drilling Drilling Drilling Drilling Drilling Drilling Drilling Drilling Drilling Standby Standby Standby Standby Drilling Drilling Drilling Drilling Drilling Drilling Drilling Drilling Drilling US GOM US GOM US GOM US GOM US GOM US GOM US GOM US GOM US GOM US GOM US GOM US GOM US GOM US GOM US GOM US GOM US GOM US GOM US GOM US GOM US GOM US GOM US GOM US GOM Firm Firm Firm Firm Firm Firm Firm Firm Firm Firm Firm Spec Spec Spec Spec Spec Spec Spec Spec Spec Spec Spec Spec Spec Drilling Drilling Standby Standby Standby Standby Standby Standby Standby Ramp up Ramp up Ramp up Drilling Drilling Drilling Drilling Drilling Drilling Drilling Drilling Drilling Drilling Drilling Drilling Mauritania Mauritania Mauritania Mauritania Mauritania Mauritania Mauritania Mauritania Mauritania Mauritania Mauritania Mauritania Mauritania Mauritania Mauritania Mauritania Mauritania Mauritania Mauritania Mauritania Mauritania Mauritania Mauritania Mauritania Firm Firm Firm Firm Firm Firm Firm Firm Firm Firm Firm Firm Firm Firm Firm Firm Firm Firm Firm Spec Spec Spec Spec Spec Drilling Drilling Drilling Standby Standby Standby Idle Idle Idle Idle Idle Idle Idle Ramp up Ramp up Ramp up Drilling Drilling Drilling Drilling Drilling Drilling Drilling Drilling US GOM US GOM US GOM US GOM US GOM US GOM US GOM US GOM US GOM US GOM US GOM US GOM Firm Firm Firm Firm Firm Firm Firm Firm Firm Firm Firm Firm Firm Spec Spec Spec Spec Spec Spec Spec Spec Spec Spec Spec Idle Idle Mob Idle Idle Idle Idle Idle Idle Idle Idle Idle Idle Idle Idle Idle Idle Idle Idle Idle Idle Idle Idle Idle Transit Transit Firm Firm Firm Firm Firm Firm Firm Firm Firm Firm Firm Firm Firm Firm Firm Firm Firm Firm Firm Firm Firm Firm Firm Firm Idle Idle Idle Idle Idle Idle Idle Idle Idle Idle Idle Idle Idle Idle Idle Idle Idle Idle Idle Idle Idle Idle Idle Idle Firm Firm Firm Firm Firm Firm Firm Firm Firm Firm Firm Firm Firm Firm Firm Firm Firm Firm Firm Firm Firm Firm Firm Firm Idle Idle Idle Idle Idle Idle Idle Idle Idle Idle Idle Idle Idle Idle Idle Idle Idle Idle Idle Idle Idle Idle Idle Idle 2020 2021 Rig Contract Activity Assumptions Firm Contract Option Speculative Standby Ramp Up 1. Speculative utilization varies between each rig and is correlated to its capabilities and competitiveness in target markets. 2. G&A value shown excludes LTIP, advisory fees and other restructuring related costs. 3. Operations Support value shown excludes LTIP. 4. Opex values reflect average daily rig opex costs for all operating days during the projection period. Source: Company analysis Cost Assumptions per Rig General Assumptions Driver Assumption Comments G&A $23.3mm/yr in 2021 and flat through 2023 Operations Support $12.6mm/yr in 2021 increasing to $16.2mm in 2023 Shorebased offices $5.4mm/yr in 2021 increasing to $8.4mm in 2023 Avg. Cash Tax rate ~3% of revenue, across various regions DSO 60 days average across customers DPO 45 days organizational target 1 Rig Activity Opex Sustaining CAPEX Major Maintenance Drilling $117k/d $2.0mm/yr $2.8mm/yr Standby $77k/d $2.0mm/yr $2.8mm/yr Idle $25k/d $0.2mm/yr $0.4mm/yr Ramp Up $110k/d - - $17k/d 4 2 Today 3 In active discussion with client In active discussion with client Bora Khamsin Santa Ana Sharav Meltem Mistral Scirocco $165k/d & 65% util. $165k/d & 65% util.

FRE 408 PROTECTED – SUBJECT TO NDA Dayrate1 & marketed utilization2 projections for the PACD fleet Note: PACD 2020 historical average dayrates include contracts negotiated in 2018, while the Company was in bankruptcy, and in early 2019 before the market recovery; actual contract dayrates executed in late 2019 or in negotiations in early 2020 were in line with these Rystad levels 1. Dayrates displayed reflect only drilling rig rates and exclude all MPD & Integrated Services revenue as the latter is elected by customer and generally considered a low-margin, contract enabling service. 2. PACD’s marketed utilization reflects the percentage of days under contract for the 6 actively marketed rigs during a given period. Source: Rystad Energy; Company analysis Firm Contracts Speculative Contracts Today 29

FRE 408 PROTECTED – SUBJECT TO NDA Unrestricted Cash Balance Projections1 .. At current leverage, PACD’s liquidity provides runway into Q4 2021 .. Full equitization of debt applied to the Base Case significantly extends PACD’s runway 1. “June Base Case Equitized” reflects all debt equitized except for current $50mm RCF. Equitization is modeled effective as of September 30th 2020 for illustrative purposes, with $20mm of restructuring fees payable to advisors in December 2020. Source: Company analysis 30 Today 1L Coupon Dates Post-APR ’21 1L Interest Payment Post-OCT ’21 1L Interest Payment SEPT’ ‘22 Fully Equitized Liquidity Low Point 1L Maturity $50mm RCF Fully Drawn

FRE 408 PROTECTED – SUBJECT TO NDA (in millions) 2020E 2021E 2022E 2023E Revenue 176 169 258 354 Rig cash OPEX (158) (171) (193) (193) Other OPEX (including Integrated Services and reimbursables) (49) (26) - - Overhead and other costs (77) (52) (54) (56) EBITDA (108) (78) 11 104 Major Maintenance (18) (16) (19) (12) Capex (14) (13) (16) (9) Working Capital 13 (1) (14) (8) Cash taxes (6) (8) (12) (15) Cash interest (35) (5) (5) (5) Other cash adjustments (net) 5 8 8 8 Total Equitized Free Cash Flow (164) (115) (47) 64 31 1. Equitized free cash flow reflects all debt equitized except for current $50mm RCF. Equitization is modeled effective as of September 30th 2020 for illustrative purposes, with $20mm of transaction fees payable to advisors in December 2020 2. Major maintenance consists of costs incurred in connection with obtaining and upholding certifications from regulatory bodiesthrough periodic inspections, tests, marine surveys and drydocking, as well as the disassembly, inspection, and applicable overhaul of drilling and marine equipment based on manufacturers guidelines. These costs are deferred and amortized on a straight-line basis over the corresponding certification periods. Source: Company analysis Revenue to Equitized Free Cash Flow1 Projections 2

FRE 408 PROTECTED – SUBJECT TO NDA Consolidation Imperative

FRE 408 PROTECTED – SUBJECT TO NDA Consolidation Imperative: deleveraging alone insufficient 33 .. Oversupply must be addressed through consolidation in order to provide a path to higher utilization .. Drillship market should improve if currently uneconomic rigs are retired and +90% of the industry’s fleet is held by several major competitors of global scale .. UDW market can be profitable for 4 to 5 global offshore drillers operating high-graded fleets with economies of scale .. Resulting benefits of scale: .. Reduced overhead costs per asset .. Pricing & marketing efficiencies .. Procurement efficiencies .. Ability to invest in assets and technology efficiently .. Capital inventory optimization .. Physical presence in all basins .. Restructurings followed by consolidation and rig retirements are needed to achieve dayrates that will allow participants to generate sustainable FCF and meaningful shareholder returns Pressures Towards Consolidation UDW Supply / Demand Imbalance Source: Rystad Energy 91 100 79 62 61 68 60 60 68 79 85 97 101 115 108 102 104 105 100 89 87 90 96 103 101 117 121 125 127 128 119 109 109 112 116 121 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Demand Marketed supply Total supply Rig Years

FRE 408 PROTECTED – SUBJECT TO NDA Offshore floater market is highly fragmented and must be consolidated… 29 8 11 12 10 7 6 5 6 2 1 1 4 5 3 1 2 3 10 11 6 3 5 5 2 3 2 5 5 5 1 2 3 1 39 19 17 15 15 12 8 8 8 7 6 6 5 5 5 4 3 3 21% 31% 39% 47% 55% 62% 66% 70% 74% 78% 81% 84% 87% 89% 92% 94% 96% 97% Total Contracted Floaters Available / Stacked % of Cumulative Floaters 1 1. 190 total floaters in the market includes working and stacked rigs, excludes newbuilds to be delivered Source: Rystad Energy, RigCube 34 Petroserv

FRE 408 PROTECTED – SUBJECT TO NDA …And PACD would be a Meaningful UDW Contributor to Potential Partners 15 7 6 2 5 4 3 4 4 2 3 1 8 4 2 5 1 4 1 1 2 1 23 11 8 7 6 4 4 4 4 4 3 3 2 1 1 27% 40% 49% 57% 64% 69% 73% 78% 83% 87% 91% 94% 97% 98% 99% Total Contracted UDW Drillships Available / Stacked % of Cumulative UDW Drillships1 1. 86 total Ultra-deepwater drillships in the market includes working and stacked rigs, excludes newbuilds and retirements Source: Rystad, RigCube 35 Petroserv

FRE 408 PROTECTED – SUBJECT TO NDA $0 $100 $200 $300 $400 $500 $600 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Consolidation accelerates positive free cash flow 36 1. Fixed cost elements are estimated based on a peer group review (RIG, PACD, DO, NE, VAL, SDRL, SDLPF); Assumes no restructuring and peer group representative of industry on a per-rig basis as of 2019. 2. An intangible cost item that Rystad estimates in order to understand the price formation during very poor market conditions: Due to the opportunity cost of putting assets into a laid-up mode and the option value of staying warm, a contractor may be willing to go cash-negative on opex. Rystad estimates this at 10% of opex. Source: Rystad Energy Running UDW industry costs1 $k/d Opex Capex Overhead G&A Interest Opportunity cost2 Historical fixtures Peer group averages for the historical time interval as derived through P&L line items divided by number of contracted rig days Roll-forward the cost structure by assuming fixed costs remain at 2019 levels while demand varies going forward Rystad dayrate forecast Assessment rises due to industry consolidation and retirement of aged and uncompetitive rigs

FRE 408 PROTECTED – SUBJECT TO NDA $188 $144 $34 $20 $23 $18 $10 $8 $7 $5 $261 $195 2021: $160 2022: $240 2023: $290 $0 $50 $100 $150 $200 $250 $300 2 Rigs Working Basis 4 Rigs Working Basis Cash Opex G&A Ops Support & Shore Based Maintenance Sustaining Capex Rystad Projected Dayrate Implications for PACD 37 6G / 7G Day Rate Forecasts1 vs. PACD Day Rate Break-evens2 Note: 4 rig and 2 rig breakeven based on PACD analysis 1. Rystad dayrate estimates uses average of 6G and 7G floater rates 2. G&A, Ops Support & Shore Based run-rate in the 2 rig case includes overhead cost savings initiated in April 2020; excludes advisory fees and other restructuring related costs Source: Company analysis, Rystad, Factset $k/d . PACD's hi-spec fleet ranks competitively among UDW peers .. Existing relationships with well-capitalized IOCs, NOCs and Independents .. Capable & proactive management team navigating market challenges .. Prior to pandemic and OPEC+ war, the Company was positioned to put a 5th rig to work and achieve positive levered free cash flows .. Post-pandemic, management reduced costs substantially, employed an enhanced smart- stacking strategy and positioned the Company to produce positive cash flows in 2023 on an unlevered basis .. Realization of synergies through consolidation will further drive down break-even costs PACD Well-Positioned for Consolidation Figures represent enterprise level breakevens, not rig level, for a fleet of 7 rigs

FRE 408 PROTECTED – SUBJECT TO NDA Repositioning PACD to be competitive in the market requires urgency 38 .. Resetting the capital structure is a critical first step to position PACD for expected industry consolidation ▬ Companies prepared to act quickly will have the most optionality ▬ Unlevered balance sheet will facilitate inevitable M&A in the space .. With an unlevered balance sheet, PACD will be ideally positioned as an attractive partner in industry consolidation ▬ Meaningful synergies are available through combining with the right partners and timely consolidation will accelerate cost savings ▬ PACD’s ~$256M cash balance and young, technically accretive fleet will make it an attractive partner ▬ PACD’s continued backlog build and competitive performance can create valuable synergies beyond direct savings .. Pacific Drilling is prepared to act with urgency and is looking to partner with stakeholders to quickly best position the Company for an optimal role in the necessary industry consolidation process ahead